SEE  RESTRICTIVE  LEGEND(S)  ON  BACK


               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE


          NUMBER                                              SHARES
                                   [LOGO]
            B-


                   INFOHIGHWAY COMMUNICATIONS CORPORATION
             SERIES B 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                         PAR VALUE $.0001 PER SHARE


THIS CERTIFIES THAT __________________________________________ is the owner of

____________________________________ fully paid and non-assessable Shares

       OF THE PREFERRED STOCK OF INFOHIGHWAY COMMUNICATIONS CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

       IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated______________________________

  ____________________________
                                              ________________________________
  Chief Financial Officer and Secretary           Chief Executive Officer



    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.


    TEN COM      - as tenants in common                            UNIF GIFT MIN ACT -.............Custodian..........(Minor)
    TEN ENT      - as tenants by the entireties                    under Uniform Gifts to Minors Act.................(State)
    JT TEN       - as joint tenants with right of survivorship
                   and not as tenants in common                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                        IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto     --------------------------------------------

                                                                                 --------------------------------------------

 ............................................................................
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 .................................................................................................................

 .......................................................................................................... Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints...........................

 ...................................................................Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,.................................

             in presence of                                ......................................................

 .........................................................

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.